EXHIBIT 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Manfred F. Dyck, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Hydromer, Inc. on Form 10-QSB for the nine months ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents in all material respects the financial condition and results of operations of Hydromer, Inc.



Date: May 16, 2005                 By: /s/ Manfred F. Dyck
                                   -------------------------
                                   Manfred F. Dyck
                                   Chairman, President and Chief
                                    Executive Officer